UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2021

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
On February 10, 2021, Tenable Network Security Ireland Limited (the “Purchaser”), an Irish private company limited by shares and indirect wholly-owned subsidiary or Tenable Holdings, Inc. (“Tenable”), entered into a share purchase agreement (the “Purchase Agreement”) by and among the Purchaser, Alsid SAS, a company organized under the laws of France (“Alsid”), the shareholders and warrantholders of Alsid (collectively, the “Sellers”) identified in the Purchase Agreement or joined to the Purchase Agreement pursuant to a Joinder Agreement (as defined in the Purchase Agreement), and Shareholder Representative Services LLC, as the representative of the Sellers (the “Sellers’ Representative”), pursuant to which Purchaser will acquire all of the outstanding share capital of Alsid (the “Acquisition”). The aggregate purchase price for the Acquisition is approximately $98 million in cash, subject to customary purchase price adjustments set forth in the Purchase Agreement.
Under the terms of the Purchase Agreement, all unvested options to acquire ordinary shares of Alsid immediately prior to closing will vest and be canceled in exchange for a right to receive a portion of the cash consideration as described in the Purchase Agreement. In addition, all holders of outstanding warrants will exercise such warrants prior to the closing date of the Acquisition and shall be entitled to receive a portion of the cash consideration as described in the Purchase Agreement. Any unexercised warrants shall automatically lapse, terminate and cease to be exercisable at closing.
The Purchase Agreement contains representations, warranties and covenants of Purchaser, Alsid and the Sellers that are customary for a transaction of this nature. The Acquisition is expected to close early in the second quarter of 2021, subject to the satisfaction of customary closing conditions and regulatory approval of the Ministry of the Economy of France. The Purchase Agreement also contains customary indemnification provisions whereby the Sellers will indemnify the Purchaser for certain damages arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of Alsid, pre-closing taxes of Alsid, and certain other matters, subject to certain caps and thresholds.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Purchaser, Alsid or the Sellers. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in a confidential disclosure schedule provided by Alsid to the Purchaser in connection with the signing of the Purchase Agreement. This confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purposes of allocating risk between the Purchaser and Alsid rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on as characterization of the actual state of facts about the Purchaser, Alsid or the Sellers.
Item 7.01    Regulation FD Disclosure
On February 10, 2021, Tenable issued a press release relating to the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking information related to Tenable, Alsid and the Acquisition that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the Acquisition, anticipated earnings enhancements, anticipated capital expenditures and product developments and other possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, our ability to successfully integrate Alsid’s operations; our ability to implement our plans, forecasts and other expectations with respect to Alsid’s business; our ability to realize the anticipated benefits of the Acquisition, including the possibility that the expected benefits from the Acquisition will not be realized or will not be realized within the expected time period; our ability to consummate the transaction pursuant to the terms and in accordance with the timing described in this Form 8-K; failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); disruption from the Acquisition making it more difficult to maintain business and operational relationships; the inability to retain key employees; the negative effects of the consummation of the Acquisition on the market price of our common stock or on our operating results; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base, our ability to scale and update our platform to respond to customers’ needs and rapid technological change, increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally.
Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019, our quarterly report on Form 10-Q for the quarter ended September 30, 2020 and other filings that we make from time to time with the Securities and Exchange Commission which are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1*
Share Purchase Agreement, dated as of February 10, 2021, by and among Tenable Network Security Ireland Limited, Alsid SAS, the shareholders and warrantholders of Alsid identified in the Purchase Agreement or joined to the Purchase Agreement pursuant to a joinder agreement, and Shareholder Representative Services LLC, as the representative of Alsid’s shareholders and warrantholders thereunder.

99.1	Press release, dated February 10, 2021
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on February 10, 2021, formatted in Inline XBRL.
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(*)    Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	February 10, 2021	By:	/s/ Stephen A. Riddick
Stephen A. Riddick
General Counsel and Corporate Secretary